[Logo] M F S(SM)                                                  Annual Report
INSTITUTIONAL ADVISORS, INC.                                      for Year Ended
                                                                  June 30, 1998



--------------------------------------------------------------------------------
MFS(R) INSTITUTIONAL RESEARCH FUND
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R) INSTITUTIONAL RESEARCH FUND

TRUSTEES                                   INVESTMENT ADVISER
Jeffrey L. Shames*                         Massachusetts Financial Services
Chairman, Chief Executive Officer, and      Company
Director, MFS(R) Investment                500 Boylston Street
Management(SM)                             Boston, MA 02116-3741

Nelson J. Darling, Jr.                     DISTRIBUTOR
Professional Trustee                       MFS Fund Distributors, Inc.
                                           500 Boylston Street
William R. Gutow                           Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management           INVESTOR SERVICE
Company; Real Estate Consultant            MFS Service Center, Inc.
                                           P.O. Box 2281
DIRECTOR OF EQUITY RESEARCH                Boston, MA 02107-9906
Kevin R. Parke*
                                           For additional information, contact
CHAIRMAN AND PRESIDENT                     your financial adviser.
Jeffrey L. Shames*
                                           CUSTODIAN
TREASURER                                  State Street Bank and Trust Company
W. Thomas London*
                                           AUDITORS
ASSISTANT TREASURERS                       Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                            WORLD WIDE WEB
James O. Yost*                             www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

--------------------------------------------------------------------------------

                For the fourth year in a row, MFS earned a #1 ranking
                in the DALBAR, Inc. Broker/Dealer Survey, Main Office
                Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A
[Dalbar logo]   total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

--------------------------------------------------------------------------------

*Affiliated with the Investment Adviser


--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about
29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

We believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

    July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders:
For the year ended June 30, 1998, the Fund provided a total return of 26.86%. This compares to a return of 30.16% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The Fund's underperformance relative to the S&P 500 can be attributed to a number of factors, including: the narrowness of the U.S. equity market, in which much of the growth has been driven by huge, multinational companies that are not included in this portfolio; the decline in value of numerous foreign holdings in the fourth quarter of 1997 due to the impact of Asia's economic difficulties; and our relative weightings in the technology, financial services, and health care sectors of the market, all of which experienced some pressure on their share prices at various times during the past 12 months.

Over the year sector weightings in the portfolio have not shifted a great deal, as our analysts have maintained their positions in stocks they feel can be long-term achievers. The only significant changes have come in the consumer staples and energy sectors. Regarding consumer staples, we have decreased our position by more than 4% by selling Coca-Cola and Philip Morris stock. Our food and beverage analyst was concerned that Coca-Cola's significant Asian exposure could have negative volume and currency implications for the company, and that the demise of the congressional tobacco settlement would create further legislative uncertainty and difficulties for Philip Morris.

In the energy sector, we have increased the portfolio's weighting by close to 3% because our analysts have noticed a compelling trend in oil-sensitive stocks. As Asian economies fell in the latter part of 1997, a supply and demand "disconnect" was created because these Asian countries comprise a key component of global demand. Oil prices plummeted, and oil-sensitive stocks began to underperform the market. However, our analysts have since picked up on various signals that this "disconnect" should begin to correct and that oil companies should benefit from an improvement in oil prices spurred by reduced production. As a result, we have invested in blue-chip oil companies such as Chevron, Texaco, and British Petroleum. The risk/reward trade-offs for these companies have become very attractive recently, and all methods of valuation appear favorable relative to the market.

In regard to technology, the Fund remains significantly overweighted relative to the market, and while the short-term fluctuations in various large holdings hurt performance in the latter part of 1997, we have seen a significant turnaround in our stocks over the last six months. The concentration in this sector has shifted toward companies that participate in the high-end product market, in which demand has remained strong and in which we have found good growth opportunities. We have trimmed positions in technology stocks that are more likely to be impacted by the continuing turmoil in Southeast Asia. Microsoft continues to be the top holding in the portfolio and has performed exceptionally well over the first two quarters of 1998, during which the company introduced new products and posted strong earnings. Compuware, BMC Software, and Cisco Systems are substantial holdings and strong performers. Some stocks that have not kept pace with the market include Teradyne and Analog Devices, two semiconductor companies that have been hurt by the downturn in that industry keyed to the ongoing economic troubles in Asia. However, they have fared well in comparison to their competitors, have very favorable valuations relative to the market, and have maintained healthy backlogs, strong customer bases, and consistent sales. Our analyst believes that they may very well be the greatest beneficiaries of an upturn in the semiconductor industry.

In the health care sector, we still remain slightly underweighted relative to the market, although we have increased the portfolio's weighting here. Within this sector, the portfolio is overweighted in medical services and managed care companies such as United Healthcare and HBO & Co., as well as in pharmaceutical companies. In the managed care industry, our analysts believe that, after years of poor pricing, the cycle has finally turned and should translate into substantial margin expansion for these companies over the next two to three years. Our pharmaceutical analyst continues to look for companies that are focused on new product development, such as Bristol-Myers Squibb and American Home Products. Both companies continue to have quite strong growth rates. All of these health care companies performed very well over the first six months of 1998 and contributed to the Fund's performance.

The Fund remains overweighted in retailing, a sector in which companies such as Rite Aid, Home Depot, and Safeway have enhanced returns, and in the financial services sector, in which companies continue to benefit from cost-cutting, consolidation, and low inflation. Conversely, the Fund remains underweighted in utilities and communications relative to the S&P 500 because our analysts believe that deregulation will decelerate the earnings of the large players in this industry as competition increases. We are therefore focusing on the smaller companies that are likely to be acquired in a consolidation environment.

The Fund continues to be underweighted in automobiles, housing, industrial goods and services, and leisure. In the leisure sector, the major story has been Cendant Corp. Cendant, a hotel, real estate, and consumer services company franchiser that was created by a merger of HFS and CUC International, has been a major disappointment. Earlier this year the company uncovered potential accounting fraud in the former CUC, and we're closely monitoring the situation while the company reviews its accounting practices and attempts to uncover the depth of the problem. We feel that, absent any additional discoveries of fraud, a continued focus on acquisitions and strong core businesses should return much of the value to Cendant's stock price over the long term.

We will continue to seek fundamentally strong companies to add in the year ahead. The portfolio continues to be based upon the research analysts' best ideas within their industries. Stocks are selected after careful, in-depth fundamental analysis of companies' earnings outlooks. These companies typically demonstrate dominant or growing market share, quality new or existing products, superior management teams, and strong financial statements. Portfolio sector and industry weightings are a fallout of the "best ideas" stock-selection process. However, the analysts revisit weightings regularly to assure agreement within the changing economic landscape.

Respectfully,

/s/ Kevin R. Parke

    Kevin R. Parke
    Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

The opinions expressed in this report are those of the Director of Equity Research and are only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

FUND FACTS

Objective:                  Seeks to provide long-term growth of capital and
                            future income. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies believed to possess better-than-average prospects for long-term growth.

Commencement of
investment operations:      May 21, 1996

Size:                       $100.4 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from June 1, 1996, through June 30, 1998)

                  MFS                 S&P            CONSUMER
             INSTITUTIONAL            500              PRICE
                RESEARCH           COMPOSITE           INDEX
                  FUND               INDEX             - U.S.
---------------------------------------------------------------
 6/96         $3,000,000           $3,000,000        $3,000,000
12/96          3,226,000            3,363,000         3,041,000
12/97          3,897,000            4,485,000         3,092,000
 6/98          4,619,659            5,279,824         3,126,817

AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998

                                                       1 Year     10 Years/Life
--------------------------------------------------------------------------------
MFS Institutional Research Fund*                      +26.86%           +22.68%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                +30.16%           +31.33%
--------------------------------------------------------------------------------
Consumer Price Index#+                                + 1.75%           + 2.02%
--------------------------------------------------------------------------------
* "Life" refers to the period from the commencement of the Fund's investment operations, May 21, 1996, through June 30, 1998.
# Source: CDA/Wiesenberger. "Life" refers to the period from June 1, 1996, through June 30, 1998.
+ The Consumer Price Index is measured by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1998
Stocks - 97.5%
------------------------------------------------------------------------------
Issuer                                                  Shares       Value
------------------------------------------------------------------------------
U.S. Stocks - 89.3%
  Aerospace - 2.9%
    Lockheed-Martin Corp.                                7,900    $    836,412
    United Technologies Corp.                           22,000       2,035,000
                                                                  ------------
                                                                  $  2,871,412
------------------------------------------------------------------------------
  Airlines - 0.7%
    AMR Corp.*                                           4,400    $    366,300
    US Airways Group, Inc.*                              4,100         324,925
                                                                  ------------
                                                                  $    691,225
------------------------------------------------------------------------------
  Automotive - 0.1%
    Ford Motor Co.                                       1,500    $     88,500
------------------------------------------------------------------------------
  Banks and Credit Companies - 5.4%
    BankBoston Corp.                                    12,680    $    705,325
    Chase Manhattan Corp.                               17,600       1,328,800
    Comerica, Inc.                                      14,700         973,875
    Fleet Financial Group, Inc.                         12,100       1,010,350
    National City Corp.                                 11,600         823,600
    PNC Bank Corp.                                      10,700         575,794
                                                                  ------------
                                                                  $  5,417,744
------------------------------------------------------------------------------
  Building - 0.5%
    American Standard Cos., Inc.*                       11,900    $    531,781
------------------------------------------------------------------------------
  Business Machines - 1.5%
    Sun Microsystems, Inc.*                             25,400    $  1,103,313
    Xerox Corp.                                          4,000         406,500
                                                                  ------------
                                                                  $  1,509,813
------------------------------------------------------------------------------
  Business Services - 0.5%
    AccuStaff, Inc.*                                    17,200    $    537,500
------------------------------------------------------------------------------
  Chemicals - 2.0%
    Air Products & Chemicals, Inc.                      16,800    $    672,000
    Cambrex Corp.                                        8,600         225,750
    Cytec Industries, Inc.*                              5,700         252,225
    DuPont (E. I.) de Nemours & Co., Inc.                3,200         238,800
    Sigma-Aldrich Corp.                                 18,500         649,813
                                                                  ------------
                                                                  $  2,038,588
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    EMC Corp.*                                          12,300    $    551,194
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.3%
    Electronic Arts, Inc.*                              15,800    $    853,200
    Microsoft Corp.*                                    31,900       3,457,162
                                                                  ------------
                                                                  $  4,310,362
------------------------------------------------------------------------------
  Computer Software - Systems - 6.6%
    Adobe Systems, Inc.                                  7,100    $    301,306
    BMC Software, Inc.*                                 28,200       1,464,638
    Cadence Design Systems, Inc.*                       35,500       1,109,375
    Computer Associates International, Inc.             15,750         875,109
    Compuware Corp.*                                    22,200       1,134,975
    Oracle Corp.*                                       50,450       1,239,178
    Synopsys, Inc.*                                     10,400         475,800
                                                                  ------------
                                                                  $  6,600,381
------------------------------------------------------------------------------
  Consumer Goods and Services - 10.7%
    Black & Decker Corp.                                14,200    $    866,200
    Clorox Co.                                           8,800         839,300
    Colgate-Palmolive Co.                               18,000       1,584,000
    Dial Corp.                                          17,800         461,688
    Gillette Co.                                        26,600       1,507,887
    Kimberly-Clark Corp.                                28,200       1,293,675
    Procter & Gamble Co.                                10,700         974,369
    Revlon, Inc., "A"*                                   9,700         498,337
    Tyco International Ltd.                             43,620       2,748,060
                                                                  ------------
                                                                  $ 10,773,516
------------------------------------------------------------------------------
  Containers - 0.8%
    Stone Container Corp.*                              49,800    $    778,125
------------------------------------------------------------------------------
  Electrical Equipment - 1.5%
    Cooper Industries, Inc.                              2,500    $    137,344
    General Electric Co.                                15,400       1,401,400
                                                                  ------------
                                                                  $  1,538,744
------------------------------------------------------------------------------
  Electronics - 0.9%
    Analog Devices, Inc.*                               13,733    $    337,317
    Teradyne, Inc.*                                     22,400         599,200
                                                                  ------------
                                                                  $    936,517
------------------------------------------------------------------------------
  Entertainment - 1.2%
    CBS Corp.                                           19,000    $    603,250
    Jacor Communications, Inc.*                         10,700         631,300
                                                                  ------------
                                                                  $  1,234,550
------------------------------------------------------------------------------
  Financial Institutions - 4.7%
    Associates First Capital Corp., "A"                  7,260    $    558,113
    CIT Group, Inc., "A"                                 5,800         217,500
    Federal National Mortgage Assn                      14,900         905,175
    First Union Corp.                                   17,172       1,000,269
    Green Tree Financial Corp.                           1,700          72,781
    Merrill Lynch & Co., Inc.                            4,800         442,800
    Morgan Stanley, Dean Witter & Co.                   11,500       1,050,812
    Union Planters Corp.                                 7,932         466,501
                                                                  ------------
                                                                  $  4,713,951
------------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Archer-Daniels-Midland Co.                          24,500    $    474,687
    Corn Products International, Inc.*                  11,800         399,725
    McCormick & Co., Inc.                               10,500         375,047
    Nabisco Holdings Corp., "A"                          3,000         108,188
                                                                  ------------
                                                                  $  1,357,647
------------------------------------------------------------------------------
  Insurance - 8.3%
    Allstate Corp.                                       7,900    $    723,344
    Chubb Corp.                                          9,200         739,450
    CIGNA Corp.                                         14,700       1,014,300
    Conseco, Inc.                                       33,100       1,547,425
    FPIC Insurance Group, Inc.*                          3,200         107,600
    Hartford Financial Services Group, Inc.              8,900       1,017,937
    Life Re Corp.                                        2,700         223,763
    Lincoln National Corp.                              14,300       1,306,662
    Nationwide Financial Services, Inc., "A"             7,200         367,200
    Reliastar Financial Corp.                           15,450         741,600
    Travelers Group, Inc.                                8,750         530,469
                                                                  ------------
                                                                  $  8,319,750
------------------------------------------------------------------------------
  Machinery - 0.6%
    Eaton Corp.                                          2,600    $    202,150
    Lear Corp.*                                          6,900         354,056
                                                                  ------------
                                                                  $    556,206
------------------------------------------------------------------------------
  Medical and Health Products - 5.2%
    American Home Products Corp.                        32,400    $  1,676,700
    Boston Scientific Corp.*                            10,500         752,063
    Bristol-Myers Squibb Co.                            24,200       2,781,487
                                                                  ------------
                                                                  $  5,210,250
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.9%
    Cardinal Health, Inc.                                4,800    $    450,000
    Columbia/HCA Healthcare Corp.                       29,900         870,838
    HBO & Co.                                           45,200       1,593,300
    HealthSouth Corp.*                                  37,145         991,307
    United Healthcare Corp.                             31,600       2,006,600
                                                                  ------------
                                                                  $  5,912,045
------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    Minerals Technologies, Inc.                          7,600    $    386,650
------------------------------------------------------------------------------
  Oil Services - 1.3%
    Cooper Cameron Corp.*                                7,500    $    382,500
    Diamond Offshore Drilling, Inc.                     10,800         432,000
    EVI Weatherford, Inc.*                              13,705         508,798
                                                                  ------------
                                                                  $  1,323,298
------------------------------------------------------------------------------
  Oils - 3.9%
    Chevron Corp.                                        7,900    $    656,194
    Mobil Corp.                                          6,700         513,387
    Texaco, Inc.                                        24,800       1,480,250
    USX-Marathon Group                                  35,600       1,221,525
                                                                  ------------
                                                                  $  3,871,356
------------------------------------------------------------------------------
  Pollution Control - 0.4%
    Browning Ferris Industries, Inc.                     7,800    $    271,050
    Waste Management, Inc.                               5,000         175,000
                                                                  ------------
                                                                  $    446,050
------------------------------------------------------------------------------
  Railroads - 0.5%
    Wisconsin Central Transportation Corp.*             24,800    $    542,500
------------------------------------------------------------------------------
  Restaurants and Lodging - 1.9%
    Cendant Corp.*                                      31,900    $    665,913
    CKE Restaurants, Inc.                               12,400         511,500
    McDonalds Corp.                                      8,400         579,600
    Promus Hotel Corp.*                                  4,500         173,250
                                                                  ------------
                                                                  $  1,930,263
------------------------------------------------------------------------------
  Special Products and Services - 0.6%
    Newport News Shipbuilding, Inc.                     21,300    $    569,775
------------------------------------------------------------------------------
  Stores - 5.3%
    CVS Corp.                                           23,600    $    918,925
    Home Depot, Inc.                                    14,700       1,221,019
    Nordstrom, Inc.                                      9,000         695,250
    Office Depot, Inc.*                                 18,700         590,219
    Rite Aid Corp.                                      49,700       1,866,856
                                                                  ------------
                                                                  $  5,292,269
------------------------------------------------------------------------------
  Supermarkets - 2.1%
    Meyer (Fred), Inc.*                                 14,200    $    603,500
    Safeway, Inc.*                                      36,000       1,464,750
                                                                  ------------
                                                                  $  2,068,250
------------------------------------------------------------------------------
  Telecommunications - 5.2%
    Aspect Telecommunications Corp.*                    22,200    $    607,725
    Cisco Systems, Inc.*                                16,500       1,519,031
    Intermedia Communications, Inc.*                    11,400         478,088
    MCI Communications Corp.                            10,700         621,937
    Sprint Corp.                                        10,400         733,200
    WorldCom, Inc.*                                     25,925       1,255,742
                                                                  ------------
                                                                  $  5,215,723
------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    CalEnergy Co., Inc.*                                17,300    $    520,081
------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    Columbia Gas System, Inc.                            4,550    $    253,094
    KN Energy, Inc.                                     13,400         726,112
                                                                  ------------
                                                                  $    979,206
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $ 89,625,222
------------------------------------------------------------------------------
Foreign Stocks - 8.2%
  Bermuda - 0.7%
    Ace Ltd.                                            12,500    $    487,500
    Exel Ltd. (Insurance)                                3,000         233,438
                                                                  ------------
                                                                  $    720,938
------------------------------------------------------------------------------
  Brazil - 0.2%
    Companhia Cervejaria Brahma, ADR (Beverages)        15,600    $    195,000
------------------------------------------------------------------------------
  France - 1.4%
    Alcatel Alsthom Compagnie, ADR (Telecommunications) 35,400    $  1,440,337
------------------------------------------------------------------------------
  Germany - 0.2%
    Henkel KGaA (Chemicals)                              2,500    $    247,025
------------------------------------------------------------------------------
  Hong Kong - 0.4%
    Hutchison Whampoa Ltd. (Conglomerate)               74,000    $    390,705
------------------------------------------------------------------------------
  Japan - 0.9%
    Sony Corp. (Electronics)                            10,700    $    925,418
------------------------------------------------------------------------------
  Netherlands - 1.4%
    Akzo Nobel N.V. (Chemicals)                          1,500    $    333,072
    ING Groep N.V. (Financial Services)*                15,653       1,023,805
                                                                  ------------
                                                                  $  1,356,877
------------------------------------------------------------------------------
  Sweden - 1.1%
    Skandia Forsakrings AB (Insurance)                  79,000    $  1,127,865
------------------------------------------------------------------------------
  United Kingdom - 1.9%
    British Petroleum PLC, ADR (Oils)                   18,518    $  1,634,213
    Jarvis Hotels PLC (Restaurants and Lodging)+        77,500         222,345
                                                                  ------------
                                                                  $  1,856,558
------------------------------------------------------------------------------
Total Foreign Stocks                                              $  8,260,723
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $84,036,727)                       $ 97,885,945
------------------------------------------------------------------------------
Short-Term Obligation - 2.1%
------------------------------------------------------------------------------
                                              Principal Amount
                                                 (000 Omitted)
------------------------------------------------------------------------------
  Federal Home Loan Bank, due 7/01/98,
    at Amortized Cost                                   $2,100    $  2,100,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $86,136,727)                  $ 99,985,945
Other Assets, Less Liabilities - 0.4%                                  391,283
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $100,377,228
------------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.


See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $86,136,727)         $  99,985,945
  Cash                                                                29,881
  Foreign currency, at value (identified cost $1,963)                  2,009
  Receivable for Fund shares sold                                     54,841
  Receivable for investments sold                                    487,837
  Dividends receivable                                                86,298
  Receivable from investment adviser                                  66,299
  Deferred organization expenses                                       4,036
  Other assets                                                           304
                                                                ------------
      Total assets                                              $100,717,450
                                                                ------------
Liabilities:
  Payable for fund shares reacquired                                   $  27
  Payable for investments purchased                                  303,923
  Payable to affiliates -
    Management fee                                                     4,895
    Shareholder servicing agent fee                                       62
    Administrative fee                                                   123
  Accrued expenses and other liabilities                              31,192
                                                                ------------
      Total liabilities                                         $    340,222
                                                                ------------
Net assets                                                      $100,377,228
                                                                ============
Net assets consist of:
  Paid-in capital                                               $ 83,105,644
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currency                    13,849,164
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              3,211,115
  Accumulated undistributed net investment income                    211,305
                                                                ------------
      Total                                                     $100,377,228
                                                                ============
Shares of beneficial interest outstanding                         6,798,917
                                                                  =========

Net asset value, offering price, and redemption price per share
  (net assets of $100,377,228 / 6,798,917 shares of
  beneficial interest outstanding)                                $14.76
                                                                  ======


See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Year Ended June 30, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   593,154
    Interest                                                            116,435
    Foreign taxes withheld                                               (9,460)
                                                                    -----------
        Total investment income                                     $   700,129
                                                                    -----------
  Expenses -
    Management fee                                                  $   367,149
    Trustees' compensation                                                5,000
    Shareholder servicing agent fee                                       4,613
    Administrative fee                                                    8,829
    Custodian fee                                                        26,690
    Auditing fees                                                        26,603
    Registration fees                                                    15,916
    Printing                                                              6,967
    Legal fees                                                            1,726
    Amortization of organization expenses                                 1,394
    Miscellaneous                                                         3,605
                                                                    -----------
      Total expenses                                                $   468,492
    Fees paid indirectly                                                 (5,138)
    Reduction of expenses by investment adviser                         (65,608)
                                                                    -----------
      Net expenses                                                  $   397,746
                                                                    -----------
        Net investment income                                       $   302,383
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 4,859,212
    Foreign currency transactions                                        (5,280)
                                                                    -----------
        Net realized gain on investments and foreign currency
          transactions                                              $ 4,853,932
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $ 8,733,125
    Translation of assets and liabilities in foreign currencies             127
                                                                    -----------
        Net unrealized gain on investments and foreign currency
          translation                                               $ 8,733,252
                                                                    -----------
          Net realized and unrealized gain on investments and
            foreign currency                                        $13,587,184
                                                                    -----------
            Increase in net assets from operations                  $13,889,567
                                                                    ===========


See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------
Year Ended June 30,                                                      1998              1997
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $    302,383       $   145,609
  Net realized gain (loss) on investments and foreign
    currency transactions                                           4,853,932           (29,793)
  Net unrealized gain on investments and foreign currency
    translation                                                     8,733,252         5,643,580
                                                                 ------------       -----------
    Increase in net assets from operations                       $ 13,889,567       $ 5,759,396
                                                                 ------------       -----------
Distributions declared to shareholders -
  From net investment income                                     $   (191,092)      $   (79,710)
  From net realized gain on investments and foreign
    currency transactions                                          (1,547,045)         --
                                                                 ------------       -----------
    Total distributions declared to shareholders                 $ (1,738,137)      $   (79,710)
                                                                 ------------       -----------
Net increase in net assets from Fund share transactions          $ 45,934,074       $13,832,936
                                                                 ------------       -----------
      Total increase in net assets                               $ 58,085,504       $19,512,622
Net assets:
  At beginning of period                                         $ 42,291,724       $22,779,102
                                                                 ------------       -----------
  At end of period (including accumulated undistributed
    net investment income of $211,305 and $103,379,
    respectively)                                                $100,377,228       $42,291,724
                                                                 ============       ===========


See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------
                                                           Year Ended             Year Ended           Period Ended
                                                        June 30, 1998          June 30, 1997         June 30, 1996*
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $12.10                 $ 9.78                 $10.00
                                                               ------                 ------                 ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.07                 $ 0.06                 $ 0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                3.07                   2.29                  (0.24)
                                                               ------                 ------                 ------
      Total from investment operations                         $ 3.14                 $ 2.35                 $(0.22)
                                                               ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.05)                $(0.03)                $  --
  From net realized gain on investments and foreign
    currency transactions                                       (0.43)                   --                     --
                                                               ------                 ------                 ------
      Total distributions declared to shareholders             $(0.48)                $(0.03)                $  --
                                                               ------                 ------                 ------
Net asset value - end of period                                $14.76                 $12.10                 $ 9.78
                                                               ======                 ======                 ======
Total return                                                   26.86%                 24.12%                (2.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                      0.65%                  0.65%                  0.65%+
  Net investment income                                         0.49%                  0.56%                  1.52%+
Portfolio turnover                                                73%                    84%                     6%
Net assets at end of period (000 omitted)                    $100,377                $42,292                $22,779

  * For the period from the commencement of the Fund's investment operations, May 21, 1996, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily agreed to maintain the other expenses of the Fund, exclusive of management fees, at not more than 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:


   Net investment income                                       $ 0.05                 $ 0.03                 $  --
   Ratios (to average net assets):
     Expenses##                                                 0.76%                  0.90%                  2.03%+
     Net investment income                                      0.38%                  0.31%                  0.14%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Institutional Research Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 1998, $3,365 was reclassified from accumulated undistributed net investment income and $82,527 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to paid-in-capital due to differences between book and tax accounting for currency transactions and capital gain distributions, respectively. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees, such that the Fund's other expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                    Purchases            Sales
------------------------------------------------------------------------------
U.S. government securities                        $   482,473      $    --
                                                  -----------      -----------
Investments (non-U.S. government securities)      $87,242,197      $44,511,184
                                                  -----------      -----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $86,278,087
                                                                  ===========
Gross unrealized appreciation                                     $15,586,644
Gross unrealized depreciation                                      (1,878,786)
                                                                  -----------
    Net unrealized appreciation                                   $13,707,858
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                            Year Ended June 30, 1998          Year Ended June 30, 1997
                                         ---------------------------       ----------------------------
                                            Shares            Amount          Shares            Amount
-------------------------------------------------------------------------------------------------------
Shares sold                              3,750,333       $52,046,353       1,574,044       $17,800,872
Shares issued to shareholders in
  reinvestment of distributions            141,908         1,725,601           7,415            79,710
Shares reacquired                         (588,716)       (7,837,880)       (415,234)       (4,047,646)
                                         ---------       -----------       ---------       -----------
    Net increase                         3,303,525       $45,934,074       1,166,225       $13,832,936
                                         =========       ===========       =========       ===========

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1998, was $291.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 1998, the Fund owned the following restricted security (constituting 0.22% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, is valued at fair value as determined in good faith by or at the direction of the Trustees.

Description         Dates of Acquisition    Share Amount       Cost       Value
-------------------------------------------------------------------------------
Jarvis Hotels PLC      6/21/96 - 7/02/97          77,500   $207,830    $222,345

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Institutional Research Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1998 and June 30, 1997, and the financial highlights for each of the years in the three-year period ended June 30, 1998. These financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conduct our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Research Fund at June 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 7, 1998

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Please read it carefully before investing or sending money.

FEDERAL TAX INFORMATION

In January 1999, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1998.

For the year ended June 30, 1998, the amount of distributions from income eligible for the 70% dividends received deduction for corporations came to 35%.

The Fund has designated $633,629 as a capital gain dividend.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                               IRF-2 8/98   .5M